EXHIBIT 21.1

NEWELL BRANDS INC. AND SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
DECEMBER 31, 2022

NAME OF ENTITY	JURISDICTION

Allegheny International Exercise Co.	United States
Allegre Puériculture S.A.S.	France
Alltrista Limited	Canada
American Household, Inc.	United States
Aparatos Electronicos de Saltillo, S.A. de C.V.	Mexico
Application des Gaz S.A.S.	France
Aprica (Shanghai) Trading Co., Ltd. (In Liquidation)	China
Aprica (Zhongshan) Ltd.	China
Aprica Childcare Institute-Aprica Ikuji Kenkyush Kabushiki Kaisha	Japan
Baby Jogger, LLC	United States
Bernardin Ltd.	Canada
Berol Corporation	United States
B-F Processing LLC	United States
Bond Gifting, Inc.	United States
Camping Gaz (Deutschland) GmbH	Germany
Camping Gaz (Deutschland) GmbH - Hungen Branch	Germany
Camping Gaz (Suisse) SA	Switzerland
Camping Gaz CS S.R.O.	Czech Republic
Camping Gaz Italia S.r.l.	Italy
Canada GP Holdings LLC	United States
Cardinal Finco Inc.	United States
Cavoma LP	Cayman Islands
Cavoma Ltd.	Cayman Islands
CC Outlet, Inc.	United States
Chemetron Corporation	United States
Chemetron Investments, Inc.	United States
Chiltern Thermoforming Limited (in liquidation)	United Kingdom
Coleman (Deutschland) GmbH	Germany
Coleman Benelux B.V.	Netherlands
Coleman Benelux Holdings B.V.	Netherlands
Coleman EMEA GmbH	Germany
Coleman International Holdings, LLC	United States
Coleman Latin America, LLC	United States
Coleman UK Limited	United Kingdom
Coleman Venture Capital, Inc.	United States
Coleman Worldwide Corporation	United States
Comercial Berol, S. A. de C.V.	Mexico
Detector Technology Limited (In Liquidation)	Hong Kong
Dongguan HuiXun Electrical Products Co., Ltd.	China
Dymo BV	Belgium
DYMO Europe Holdings LLC	United States
Dymo Holdings BV	Belgium
El Rayo de Sol de Chihuahua, S.A. de C.V.	Mexico
El Sol Partes, S.A. de C.V.	Mexico
Eliskim, Inc.	United States
Elmer’s & Toagosei Co.	United States

Elmer’s Products Canada, Corporation	Canada
Embassy Products LLC	United States
Esteem Industries Limited	Hong Kong
Europe Brands S.à r.l.	Luxembourg
Europe Brands Sarl, US Branch	United States
Facel S.A.S.	France
Fine Writing Pens of London Limited	United Kingdom
Fountain Holdings Limited	United Kingdom
Gingham, LLC	United States
Graco Children's Products Hong Kong, Limited (In liquidation)	Hong Kong
Graco Children's Products Inc.	United States
Hereford NWL Limited	United Kingdom
Hogar Plus, SA	Spain
Holmes Products (Europe) Limited	United Kingdom
Holmes Products (Europe) Limited – French Branch (Jarden Consumer Solutions Europe)	France
Home Fragrance Italia S.r.l.	Italy
Hydrosurge Equipment Company, LLC	United States
Ignite Holdings II, LLC	United States
Ignite Holdings, LLC	United States
Ignite Hong Kong, Limited	Hong Kong
Industrias Corama S.A. de C.V.	Mexico
Infoswitch, Inc.	United States
Integrated Specialties, Inc.	United States
ISP SCI	France
Jarden Consumer Solutions (Asia) Limited	Hong Kong
Jarden Consumer Solutions (Europe) Limited	United Kingdom
Jarden Consumer Solutions of India Private Limited	India
Jarden del Peru, S.A.C.	Peru
Jarden LLC	United States
Jarden Lux Finco S.à r.l.	Luxembourg
Jarden Lux Finco Sarl (US Branch)	United States
Jarden Lux Holdings S.à r.l.	Luxembourg
Jarden Lux II S.à r.l.	Luxembourg
Jarden Receivables, LLC	United States
Jarden Switzerland Sarl	Switzerland
JCS Brasil Eletrodomésticos S.A.	Brazil
JCS Brasil Eletrodomesticos S.A. - Branch (Factory - CNPJ/MF: 03.106.170/0002-24)	Brazil
JCS Brasil Eletrodomesticos S.A. - Branch (Factory - CNPJ/MF: 03.106.170/0005-77)	Brazil
JCS Brasil Eletrodomesticos S.A. - Branch (Office and Showroom - CNPJ/MF:03.106.170/0004-96)	Brazil
JCS Brasil Eletrodomesticos S.A. - Branch (Warehouse - CNPJ/MF: 03.106.170/0003-05)	Brazil
Kansas Acquisition Corp.	United States
L.A. Services, Inc.	United States
Laser Acquisition Corp.	United States
Leviathan Aqueduct Holdings B.V.	Netherlands
Leviathan NES Holdings B.V.	Netherlands
Leviathan NES LLC	United States
Leviathan NWL Investments B.V.	Netherlands
Leviathan NWL LLC	United States
Lillo do Brasil Indústria e Comércio de Productos Infantis Ltda.	Brazil
Lillo do Brasil lndustria e Comercio de Produtos lnfantis Ltda.- Branch (Manufacturing - CNPJ/MF 08.895.390/0001-17)	Brazil
Lillo do Brasil lndustria e Comercio de Produtos lnfantis Ltda.- Branch (Office - CNPJ/MF 08.895.390/0002-06)	Brazil
Luxembourg Brands S.à r.l.	Luxembourg
Magnetics and Electronics, Inc.	United States
Mapa Babycare Company Limited - Yau Tong Branch	Hong Kong
Mapa Gloves SDN BHD	Malaysia

Mapa GmbH	Germany
Mapa S.A.S.	France
Mapa Spontex CE s.r.o	Czech Republic
Mapa Spontex Iberica SAU	Spain
Mapa Spontex Italia S.p.A.	Italy
Mapa Spontex Trading (Shanghai) Company Limited	China
Mapa Spontex Trading (Shanghai) Company Limited - Changning Branch (In liquidation)	China
Mapa Spontex Trading SDN BHD	Malaysia
Mapa Spontex UK Limited	United Kingdom
Mapa Virulana SAIC	Argentina
Marmot Mountain Canada Ltd.	Canada
Marmot Mountain Europe GmbH	Germany
Marmot Mountain Europe GmbH (UK Branch)	United Kingdom
Marmot Mountain, LLC	United States
Montey Corporation	United States
Montey Credit Corporation	United States
Mucambo SA	Brazil
Mucambo SA - Branch (Factory/Distribution - CNPJ/ MF: 15.107.246/ 0004-87)	Brazil
Mucambo SA - Branch (Office - CNPJ/ MF: 15.107.246/ 0008-00)	Brazil
Mucambo SA - Branch (Warehouse/Distribution/Factory - CNPJ/MF: 15.107.246/0017-00)	Brazil
NBS Holdings	New Zealand
New Bra-Con Industries, Inc.	United States
Newell Australia Pty. Limited	Australia
Newell Brands APAC Sourcing Limited	Hong Kong
Newell Brands APAC Treasury Limited	Hong Kong
Newell Brands Brasil Ltda.	Brazil
Newell Brands Brasil Ltda. - Branch (Distribution Center/Warehouse - CNPJ/MF: 60.594.538/0009-50)	Brazil
Newell Brands Brasil Ltda. - Branch (Factory -CNPJ/MF: 60.594.538/0002-84)	Brazil
Newell Brands Brasil Ltda. - Branch (Oster- CNPJ/MF: 60.594.538/0003-65)	Brazil
Newell Brands Brasil Ltda. - Branch (Warehouse - CNPJ/MF: 60.594.538/0015-07)	Brazil
Newell Brands Canada Holding ULC	Canada
Newell Brands Canada ULC	Canada
Newell Brands Cayman III Ltd.	Cayman Islands
Newell Brands Cayman Ltd.	Cayman Islands
Newell Brands Community Fund, Inc.	United States
Newell Brands de Argentina S.A.	Argentina
Newell Brands de Chile Limitada	Chile
Newell Brands de Colombia S.A.S.	Colombia
Newell Brands de Colombia S.A.S. - Cali Branch	Colombia
Newell Brands de Mexico, S.A. de C.V.	Mexico
Newell Brands de Peru, S.A.C.	Peru
Newell Brands Distribution LLC	United States
Newell Brands Distribution México, S.A. de C.V.	Mexico
Newell Brands DTC, Inc.	United States
Newell Brands HK Holdings Limited	Hong Kong
Newell Brands HK Sourcing Limited	Hong Kong
Newell Brands Inc.	United States
Newell Brands Industries LLC	United States
Newell Brands International I B.V. (in liquidation)	Netherlands
Newell Brands International II B.V.	Netherlands
Newell Brands International III B.V.	Netherlands
Newell Brands International LLC	United States
Newell Brands Investment II, Inc.	United States
Newell Brands Ireland Services Designated Activity Company	Ireland
Newell Brands Japan G.K.	Japan
Newell Brands Lux Holding LP	United States

Newell Brands Lux Holdings S.a.r.l.	Luxembourg
Newell Brands Lux III S.a.r.l.	Luxembourg
Newell Brands Lux Real Estate Holdings S.à r.l.	Luxembourg
Newell Brands Middle East FZCO (in liquidation)	United Arab Emirates
Newell Brands Products (Shanghai) Co., Ltd.	China
Newell Brands Products (Shanghai) Co., Ltd. – Changning Branch	China
Newell Brands Sourcing Corp.	United States
Newell Brands Technical Center (Guangzhou) Company Limited	China
Newell Brands Technical Center (Guangzhou) Company Limited - Dongguan Branch	China
Newell Brands Technical Center (Guangzhou) Company Limited - Ningbo Branch	China
Newell Brands Technical Center (Guangzhou) Company Limited - Shanghai Branch	China
Newell Brands Technical Center (Guangzhou) Company Limited -Shenzhen Branch	China
Newell Brands UK Limited	United Kingdom
Newell Europe Sàrl	Switzerland
Newell Finance Company	United States
Newell Holdings Limited	United Kingdom
Newell Insurance Designated Activity Company	Ireland
Newell International Capital SAS	France
Newell International Finance Co Limited Partnership	United Kingdom
Newell Investments France SAS	France
Newell Investments Inc.	United States
Newell Investments Inc. (Korea Branch)	Korea
Newell Luxembourg Finance S.à r.l.	Luxembourg
Newell Luxembourg Finance Sarl (US Branch)	United States
Newell New Zealand Limited	New Zealand
Newell Operating Company	United States
Newell Poland Services Sp. z o.o.	Poland
Newell Puerto Rico, Ltd.	United States
Newell Rubbermaid (M) Sdn. Bhd	Malaysia
Newell Rubbermaid (Thailand) Co., Ltd.	Thailand
Newell Rubbermaid Asia Pacific Limited	Hong Kong
Newell Rubbermaid Asia Pacific Limited, Philippine Branch	Philippines
Newell Rubbermaid Czech Republic s.r.o.	Czech Republic
Newell Rubbermaid Development LLC	United States
Newell Rubbermaid Europe LLC	United States
Newell Rubbermaid German Holding GmbH	Germany
Newell Rubbermaid Global Sourcing Asia Ltd – India Branch	India
Newell Rubbermaid Global Sourcing Asia Ltd.	Cayman Islands
Newell Rubbermaid Global Sourcing Asia Ltd. - Taipei Branch	Taiwan
Newell Rubbermaid Holding B.V.	Netherlands
Newell Rubbermaid Holdings LLC	United States
Newell Rubbermaid Hungary Trading Ltd.	Hungary
Newell Rubbermaid Kirtasiye Ticaret ve Sanayi Limited Sirketi	Turkey
Newell Rubbermaid Mexicali, S. de R.L. de C.V.	Mexico
Newell Rubbermaid Mexico Holding LLC	United States
Newell Rubbermaid Panama S. de R.L.	Panama
Newell Rubbermaid Panama, S. de R.L. (Costa Rica Branch)	Costa Rica
Newell Rubbermaid Sweden AB	Sweden
Newell Rubbermaid Trading (Shanghai) Co., Ltd.	China
Newell Rubbermaid UK Holdings Limited	U.K.
Newell Rubbermaid UK Production	United Kingdom
Newell Rubbermaid UK Services Limited	United Kingdom
Newell Rubbermaid US Finance Co.	United States
Newell Spain Holding, S.L.	Spain
Newell Spain Services, S.L.	Spain
Newell Spain, S.L.	Spain

Nippon Coleman, Inc.	United States
Northern Aqueduct Holdings LLC	United States
Northern Aqueduct I, B.V.	Netherlands
Northern Aqueduct II, B.V.	Netherlands
NR Canada Holding ULC	Canada
NR Capital Co.	Canada
NR Finance Co.	Canada
NWL Austria GmbH	Austria
NWL Belgium BV	Belgium
NWL Belgium Production BV	Belgium
NWL Belgium Services BV	Belgium
NWL Cayman Holdings Ltd.	Cayman Islands
NWL Denmark Services Aps	Denmark
NWL Europe Holdings LLC	United States
NWL European Finance S.à r.l.	Luxembourg
NWL Finland OY	Finland
NWL France Production SAS	France
NWL France SAS	France
NWL France Services SAS	France
NWL Germany GmbH	Germany
NWL Germany Office Products GmbH	Germany
NWL Germany Production GmbH	Germany
NWL Germany Services GmbH	Germany
NWL GP Holdings LLC	United States
NWL Hamburg Services GmbH	Germany
NWL Irish Holdings Ltd.	Cayman Islands
NWL Italy S.r.l.	Italy
NWL Luxembourg S.à r.l.	Luxembourg
NWL Netherlands Holding III B.V.	Netherlands
NWL Netherlands JP Holding B.V.	Netherlands
NWL Netherlands Production B.V.	Netherlands
NWL Netherlands Services B.V.	Netherlands
NWL Norway A/S	Norway
NWL South Africa (Proprietary) Limited	South Africa
NWL Switzerland Sarl	Switzerland
NWL Valence Services SAS	France
Oster de Venezuela Inc.	Canada
Oster de Venezuela, S.C.A.	Venezuela
Oster Electrodomesticos Iberica, S.L.	Spain
Oster GmbH	Germany
Oster VZ Holdings Inc.	Canada
Outdoor Sports Gear, LLC	United States
Packs & Travel Corporation	United States
Parker Pen (Shanghai) Limited	China
Parker Pen (Shanghai) Limited - Beijing Branch	China
Parker Pen Products (in liquidation)	United Kingdom
Polyhedron Holdings Limited	United Kingdom
Prodox, S.A. de C.V.	Mexico
Pulse Home Products (Holdings) Limited	United Kingdom
Raider Motor Corporation	Bahamas
Raider Motor Corporation (Hong Kong Business Registration)	Hong Kong
Repuestos Electronicos, S.A.	Venezuela
Reynolds Pen International	France
Reynolds Pens India Private Limited	India
Reynolds Pens India Private Limited - Mumbai Branch	India
Rubbermaid Commercial Products LLC	United States

Rubbermaid Europe Holding Inc.	United States
Rubbermaid Incorporated	United States
Rubbermaid Ireland Limited	Ireland
Rubbermaid Portugal Lda.	Portugal
Rubbermaid Services Corp.	United States
Sanford Brands Venezuela Inc.	Canada
Sanford Brands Venezuela Inc. (Venezuelan Branch)	Venezuela
Sanford GmbH Holding Company	United States
Sanford Hellas EPE (in liquidation)	Greece
Sanford Holding LLC	United States
Sanford Rotring (GB) Limited	United Kingdom
Sanford, L.P.	United States
Sanford, LLC	Russia
Sevca, LLC	United States
Shakespeare Conductive Fibers, LLC	United States
Shakespeare Europe B.V. (in liquidation)	Netherlands
SI II, Inc.	United States
Sistema Plastics Australia Limited	New Zealand
Sistema Plastics Australia Limited (Australia Branch)	Australia
Sistema Plastics Limited	New Zealand
Sistema Plastics UK Limited	New Zealand
Sistema Plastics UK Limited (UK Branch)	United Kingdom
Sistema Plastiques France Limited	New Zealand
Sistema Plastiques France Limited (French branch)	France
Sitca LLC	United States
Smith Mountain Industries, Inc.	United States
Söke Handels GmbH	Austria
Söke-Hungaria Kft	Hungary
Spontex S.A.S	France
Summit Holding GmbH	Germany
Summit Holdings Europe Ltd.	Cayman Islands
Summit Worldwide Company	Cayman Islands
Sunbeam Americas Holdings, LLC	United States
Sunbeam ANZ Holdings Pty Ltd	Australia
Sunbeam del Peru, S.A.	Peru
Sunbeam Diversified Holdings LLC	United States
Sunbeam Products, Inc.	United States
Sunbeam Uruguay, S.A.	Uruguay
Sunbeam-Oster de Acuña, S.A. de C.V.	Mexico
Sunbeam-Oster de Matamoros, S.A. de C.V. (in liquidation)	Mexico
Taiwan Aprica Inc.	Taiwan
Temrac Company, Inc.	United States
The Coleman Company, Inc.	United States
The Newell Brands Charitable Foundation	United States
The Representative Office of Newell Rubbermaid Asia Pacific Limited in Ho Chi Minh City	Vietnam
The Wallingford Insurance Company Limited	Bermuda
The Yankee Candle Company, Inc.	United States
True Temper Venezuela, S.A.	Venezuela
USPC Mexico, S.A. de C.V. (in liquidation)	Mexico
Vine Mill Limited	United Kingdom
Virumetal S.A.	Uruguay
Visant Company, LLC	United States
Visant Holding Company, LLC	United States
viskovita GmbH	Germany
Waverly Products Company Limited	Jamaica

Woodshaft, Inc.	United States
X Properties, LLC	United States
Yankee Candle Admin LLC	United States
Yankee Candle Canada Inc.	Canada
Yankee Candle Company (Europe) Limited	United Kingdom
Yankee Candle Deutschland GmbH	Germany
Yankee Candle France	France
Yankee Candle Investments LLC	United States
Yankee Candle s.r.o.	Czech Republic